THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary

March 1, 1996

                        THE BOND FUND OF AMERICA, INC.

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in bonds.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated March 1, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

08-010-0396 RP

-------------------------------------------------------------------------------

              SUMMARY OF
                EXPENSES

 Average annual expenses
     paid over a 10-year
         period would be
    approximately $9 per
 year, assuming a $1,000
     investment and a 5%
      annual return with
        no sales charge.

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees.......................................................  0.37%
12b-1 expenses........................................................  0.25%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.12%
Total fund operating expenses.........................................  0.74%

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
You would pay the following cumulative
expenses on a $1,000 investment, assuming
a 5% annual return./3/                            $8      $24     $41     $92

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

               TABLE OF
               CONTENTS

  Summary of Expenses..........   2
  Financial Highlights.........   3
  Investment Objective and
   Policies....................   3
  Certain Securities and
   Investment Techniques.......   5
  Investment Results...........   9
  Dividends, Distributions and
   Taxes.......................  10
  Fund Organization and
   Management..................  11
  Purchasing Shares............  13
  Shareholder Services.........  14
  Redeeming Shares.............  15

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose unquali-
                       fied report covering each of the most recent five years
       (For a share    is included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    included in the statement of additional information.

                                                           YEAR ENDED DECEMBER 31
                             ----------------------------------------------------------------------------------
                              1995    1994     1993    1992    1991    1990    1989    1988    1987       1986
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
  Net Asset Value, Begin-
   ning of Year...........   $12.69  $14.45   $13.99  $13.70  $12.39  $13.23  $13.24  $13.14  $14.21     $14.01
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..     1.05    1.05     1.09    1.15    1.21    1.24    1.31    1.28    1.28       1.38
   Net realized and
    unrealized gain (loss)
    on investments........     1.18   (1.76)     .84     .34    1.28    (.84)   (.02)    .08   (1.02)       .66
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
    Total income from in-
     vestment operations..     2.23   (0.71)    1.93    1.49    2.49     .40    1.29    1.36     .26       2.04
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
   LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......    (1.04)  (1.05)   (1.08)  (1.16)  (1.18)  (1.24)  (1.30)  (1.26)  (1.23)     (1.44)
   Distributions from net
    realized gains........      --      --      (.39)   (.04)    --      --      --      --     (.10)/1/   (.40)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
    Total distributions...    (1.04)  (1.05)  ( 1.47)  (1.20)  (1.18)  (1.24)  (1.30)  (1.26)  (1.33)     (1.84)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
  Net Asset Value, End of
   Year...................   $13.88  $12.69   $14.45  $13.99  $13.70  $12.39  $13.23  $13.24  $13.14     $14.21
                             ======  ======   ======  ======  ======  ======  ======  ======  ======     ======
  Total Return/2/             18.25%  (5.02)%  14.14%  11.34%  21.04%   3.27%  10.13%  10.70%   1.96%     15.17%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net assets, end of year
    (in millions).........   $6,290  $4,941   $5,285  $3,917  $2,859  $1,945  $1,481  $1,021  $  825     $  694
   Ratio of expenses to
    average net assets....      .74%    .69%     .71%    .73%    .77%    .76%    .76%    .66%    .59%       .58%
   Ratio of net income to
    average net assets....     7.87%   7.77%    7.53%   8.36%   9.28%   9.70%   9.73%   9.54%   9.45%      9.39%
   Portfolio turnover
    rate..................    43.80%   57.0%    44.7%   49.7%   56.5%   59.9%   64.2%   93.0%   93.0%     107.8%

 --------
 /1/ Represents only net short-term realized gains.
 /2/ Calculated with no sales charge.


         INVESTMENT    The fund's investment objective is to provide as high a
          OBJECTIVE level of current income as is consistent with the pres-AND POLICIES ervation of capital. The fund invests substantially all of its assets in marketable corporate debt securities,
 The fund's goal is    U.S. Government securities, mortgage-related securi-
     to provide you    ties, other asset-backed securities and cash or money
  with high current    market instruments. Normally, at least 65% of the
          incomeand    fund's assets will be invested in bonds. (For this pur-
     conservationof    pose, bonds are considered any debt securities having
           capital.    initial maturities in excess of one year.)

                       At least 60% of the value of the fund's assets, mea-sured at the time of any purchase, must be invested in the following categories:

                       . marketable corporate debt securities such as bonds
                         rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the fund's investment adviser, Capital Research and Management Company, as being of investment quality equivalent to securities rated A or better;

-------------------------------------------------------------------------------

                       . U.S. Government securities including (1) direct
                         obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), (2) obligations guaranteed as to principal and interest by the U.S. Treasury such as Government National Mortgage Association certificates (described below) and Federal Housing Administration debentures, and (3) securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor guaranteed by, the Treasury;

                       . mortgage-related securities rated A or better or
                         unrated securities that are determined to be of equivalent quality of (1) governmental issuers, including Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government, and securities issued and guaranteed as to the payment of interest and principal by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (but not backed by the U.S. Government);
                         (2) private issuers, including mortgage pass-through certificates or mortgage-backed bonds; and (3) the governmental issuers mentioned above or private issuers, including collateralized mortgage obligations and real estate mortgage investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early prepayment of the underlying mortgages which will substantially reduce or eliminate interest payments (see the statement of additional information for more about these securities);

                       . other asset-backed securities rated A or better or
                         unrated securities that are determined to be of equivalent quality (unrelated to mortgage loans) such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables (see the statement of additional information for more about these securities);

                       . cash or money market instruments, including commercial
                         bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers acceptances, which are time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), and commercial paper (short-term notes with maturities of up to nine months issued by corporations or government bodies).

-------------------------------------------------------------------------------

                       The remaining 40% of the fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality, including marketable cor-porate debt securities, mortgage-related securities and other asset-backed securities. These securities may be rated as low as Ca by Moody's or CC by S&P. However, securities rated Ba and BB or below or unrated securi-ties that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) will represent less than 35% of the fund's net assets and are subject to special review before pur-chase.

                       In addition, the fund may from time to time invest in fixed-income securities of corporations outside the U.S. or governmental entities and may purchase or sell various currencies and enter into forward currency con-tracts in connection with these investments. The fund may also invest up to 1% of its assets in inverse floating rate notes (a type of derivative instrument).

                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended December 31, 1995 was as follows: bonds--Aaa/AAA-42.84%; Aa/AA-3.49%; A/A-6.26%;
                       Baa/BBB-10.17%; Ba/BB-7.45%; B/B-11.95%, and Caa/
                       CCC-1.41%. Other investments, including non-rated investments, equity-type securities and cash or cash equivalents amounted to 1.74%, 3.34% and 11.35%, respectively.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

 CERTAIN SECURITIES    RISKS OF INVESTING IN BONDS The market values of fixed-
     AND INVESTMENT    income securities generally vary inversely with the
         TECHNIQUES    level of interest rates--when interest rates rise,
                       their values will tend to decline and vice versa. The
 Investing in bonds    magnitude of these changes generally will be greater
   involves certain    the longer the remaining maturity of the security.
             risks.    Fluctuations in the value of the fund's investments
                       will be reflected in its net asset value per share;
                       typically declining when interest rates rise.

                       High-yield, high-risk bonds (bonds rated Ba and BB or below) may be subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and

-------------------------------------------------------------------------------

                       market developments and investor perceptions of the is-suer's credit quality to a greater extent than lower yielding higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the bond rat-ings.

                       Capital Research and Management Company attempts to re-duce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and cor-porate and legislative developments.

                       INVESTING IN VARIOUS COUNTRIES The fund may invest in securities which may be denominated in currencies other than the U.S. dollar. The fund may also invest in securities of issuers located outside the United States. Investing globally involves special risks, particularly in certain developing countries, caused by, among other things: trade balances and imbalances and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Companies located outside the U.S. operate under different accounting, auditing and financial reporting standards and practices and regulatory requirements that may be less rigorous than U.S. companies, and frequently there may be less information publicly available about such companies. However, investing outside the U.S. also can reduce certain of these risks through greater diversification opportunities.

                       Transaction costs are generally higher outside the U.S., and the fund will bear certain expenses in con-nection with its currency transactions. Increased cus-todian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payments of dividends) may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to pur-chase and sell currencies to facilitate securities transactions and to enter into forward currency con-tracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any poten-tial gain which might result from an increase in the value of the currency. (See "Currency Transactions" in the statement of additional information.)

-------------------------------------------------------------------------------

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The fund also may enter into "roll" transactions, which are the sale of GNMA certificates or other securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. As the fund's aggregate commitments under these transactions increase, the opportunity for lever-age similarly may increase; however, it is not the in-tent of the fund to engage in these transactions for leveraging purposes. In addition, the fund may enter into other purchase and sale transactions involving se-curities which are not settled in the ordinary course of business and under various terms when to do so is in the best interest of the fund.

                       The fund will segregate liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its hold-ings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net as-sets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if neces-sary to generate additional cash to meet its obliga-tions thereunder.

                       REPURCHASE AGREEMENTS The fund may enter into repur-chase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian col-lateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capi-tal Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur dispo-sition costs in connection with liquidating the collat-eral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

-------------------------------------------------------------------------------

                       LOAN PARTICIPATIONS The fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender lia-bility. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be pro-tected by the securities laws. Also, loan participa-tions are generally considered to be illiquid.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       MATURITY The maturity composition of the fund's portfo-lio of fixed-income securities will be adjusted in re-sponse to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in intermedi-ate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system

-------------------------------------------------------------------------------

                       the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio segments. The primary individual portfolio counselors for the fund are listed below.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    YEARS OF EXPERIENCE
                                                                                                AS INVESTMENT PROFESSIONAL
                                                                                                       (APPROXIMATE)
                                                          YEARS OF EXPERIENCE
                                                             AS PORTFOLIO                 WITH CAPITAL
     PORTFOLIO                                               COUNSELOR FOR                RESEARCH AND
  COUNSELORS FOR                                             THE BOND FUND                 MANAGEMENT
  THE BOND FUND                                                OF AMERICA                COMPANY OR ITS           TOTAL
    OF AMERICA             PRIMARY TITLE(S)                   (APPROXIMATE)                AFFILIATES             YEARS
-----------------------------------------------------------------------------------------------------------------------------
Abner D. Goldstine     President and Director of          Since the fund began                29 years            44 years
                       the fund. Senior Vice President    operations in 1974
                       and Director, Capital Research
                       and Management Company
-----------------------------------------------------------------------------------------------------------------------------
Richard T. Schotte     Senior Vice President of           18 years                            18 years            29 years
                       the fund. Senior Vice
                       President, Capital
                       Research and Management
                       Company

John H. Smet           Vice President of the              7 years                             13 years            14 years
                       fund. Vice President,
                       Capital Research and
                       Management Company
-----------------------------------------------------------------------------------------------------------------------------
Mark H. Dalzell        Vice President, Investment         2 years                             8 years             18 years
                       Management Group, Capital
                       Research and Management
                       Company
-----------------------------------------------------------------------------------------------------------------------------
   The fund began operations on May 28, 1974.
-----------------------------------------------------------------------------------------------------------------------------

 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
      return (at no    tal return, yield, and/or distribution rate basis for
   sales charge) of    various periods, with or without sales charges. Results
 10.65% a year over    calculated without a sales charge will be higher. Total
       its lifetime    returns assume the reinvestment of all dividends and
      (May 28, 1974    capital gain distributions.
   through December
         31, 1995).    The fund's yield and the average annual total returns
                       are calculated with no sales charge in accordance with Securities and Exchange Commission requirements. The fund's distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. For the 30-day period ended December 31, 1995, the fund's SEC yield was 6.49% and the distribution rate was 7.18% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total

-------------------------------------------------------------------------------

                       return over the past 12 months and average annual total returns over the past five-year and ten-year periods, as of December 31, 1995, were 18.25%, 11.56% and 9.83%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
  DISTRIBUTIONS AND    from its net investment income daily and distributes
              TAXES    the accrued dividends to shareholders each month. Divi-
                       dends begin accruing one day after payment for shares
             Income    is received by the fund or American Funds Service Com-
  distributions are    pany. All capital gains, if any, are distributed annu-
   made each month.    ally, usually in December. When a capital gain is de-
                       clared, the net asset value per share is reduced by the amount of the payment.

                       The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gains distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so quali-fies and distributes to shareholders all of its net in-vestment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

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               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
     AND MANAGEMENT    organized as a Maryland corporation in 1973. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid
    Group, which is    certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets in excess of $60 million to $1 billion, plus 0.18% on assets over $1 billion to $3 billion, plus 0.16% on assets over $3 billion, plus 3% of the first $5.4 million of annual gross income, plus 2.25% of annual gross income over $5.4 million. Assuming net assets of $6 billion and gross investment income levels of 6%, 7%, 8%, 9%, 10% and 11%, management fees would be .31%, .33%, .36%, .38%, .40%, and .42%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

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                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio
                       securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated com-mission, although the price of the security usually in-cludes a profit to the dealer. In underwritten offer-ings, securities are usually purchased at a fixed price which includes an amount of compensation to the under-writer, generally referred to as the underwriter's con-cession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and execu-tions, preference may be given to brokers that have sold shares of the fund or have provided investment re-search, statistical, and other related services for the benefit of the fund and/or other funds served by Capi-tal Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or moni-tored for verification, recordkeeping and quality as-surance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $4,205,000 for the fiscal year ended December 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

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         PURCHASING    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
             SHARES RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through '"Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense, (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate

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                       them for providing certain services. (See "Fund Organi-
                       zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

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   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       --------------------------------------------------------
                        By contact-    Your plan administrator/trustee must
                        ing your plan  send a letter of instruction
                        administrator/ specifying the name of the fund, the
                        trustee        number of shares or dollar amount to
                                       be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contact-    Shares may also be redeemed through
                        ing an in-     an investment dealer; however, you or
                        vestment       your plan may be charged for this
                        dealer         service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee

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                       benefit plans; for redemptions resulting from
                       participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan, and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Pur-chasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares re-deemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemp-tion request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

                        THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.


16